Exhibit 10.9

[Form of Management Option Agreement]

OPTION AGREEMENT
FOR ROLLOVER OPTIONS

TD Holding Corporation (the “Company”), pursuant to its 2003 Stock Option Plan (the “Plan”), hereby grants to the Holder Rollover Options to purchase the number of shares of Stock set forth below.  The Options are subject to all of the terms and conditions set forth herein as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.  In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

Holder:
Date of Grant:

Original Grant Date of Prior Options	Number of Shares of Stock Subject to Options	Exercise Price per Share	Expiration Date	Type of Option
Nonqualified Stock Option

Additional Terms:

•         Options shall be exercisable in whole shares of Stock only.

  Each share of Stock purchased through the exercise of Options shall be paid for in full at the time of the exercise.  Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires.
  Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in the Plan.

Representations and Warranties of the Holder:

The Holder hereby represents and warrants to the Company that:

•         the Holder understands that the Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), nor qualified under any state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon such Holder’s representations contained herein;

•         the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the investment contemplated by this Agreement; and the Holder is able to bear the economic risk of this investment in the Company (including a complete loss of this investment);

•         the Holder recognizes that no public market exists for the Stock, and none will exist in the future; that it must bear the economic risk of this investment indefinitely unless the Stock are registered pursuant to the Securities Act or an exemption from such registration is available, and unless the disposition of such Stock is qualified under applicable state securities laws or an exemption from such qualification is available, and that the Company has no obligation or present intention of so registering the Stock; understands that there is no assurance that any exemption from the Securities Act will be available, or, if available, that such exemption will allow the Holder to transfer any or all the Securities, in the amounts, or at the times the Holder might propose; understands at the present time that Rule 144 (“Rule 144”) promulgated under the

                        Securities Act by the Securities and Exchange Commission is not applicable to sales of the Securities because they are not registered under Section 12 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and there is not publicly available the information concerning the Company specified in Rule 144; acknowledges that the Company is not presently under any obligation to register under Section 12 of the Exchange Act or to make publicly available the information specified in Rule 144 and that it may never be required to do so;

•         the Holder is acquiring the Stock solely for its own account for investment and not with a view toward the resale, transfer, or distribution thereof, nor with any present intention of distributing the Securities.  Except as specifically provided herein, no other person has any right with respect to, or interest in, the Stock to be purchased by the Holder, nor has the Holder agreed to give any person any such interest or right in the future;

•         except as specifically provided herein or in the Plan, the Holder has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge all or any portion of his, her or its Stock, and has no current plans to enter into any such contract, undertaking, understanding, agreement or arrangement;

•         the Holder has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, article or any other form of advertising or general solicitation as to the Company’s sale to such Holder of his, her or its Stock; and

•         the Holder is familiar with the business and operations of the Company and has been afforded full and complete access to the books, financial statements, records, contracts, documents and other information concerning the Company and its proposed activities, and has been afforded an opportunity to ask such questions of the Company’s agents, accountants and other representatives concerning the Company’s proposed business, operations, financial condition, assets, liabilities and other relevant matters as he has deemed necessary or desirable, and has been given all such information as has been requested, in order to evaluate the merits and risks of the investment contemplated herein.

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS OPTION AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE OPTION AGREEMENT AND THE PLAN.

TD HOLDING CORPORATION By: Signature Title: Date:	HOLDER Signature Date:

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